Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

RPX CORPORATION, a Delaware corporation,

at

$10.50 NET PER SHARE

Pursuant to the Offer to Purchase dated May 21, 2018

by

RIPTIDE PURCHASER, INC., a Delaware corporation

and a wholly owned subsidiary of

RIPTIDE PARENT, LLC, a Delaware limited liability company

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE (1) MINUTE AFTER 11:59 P.M., NEW YORK CITY TIME, ON JUNE 18, 2018, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

DESCRIPTION OF COMPANY SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Company Shares Tendered (Attach additional signed list, if necessary)
	Certificate Number(s) and/or indicate book-entry	Total Number of Company Shares Represented by Share Certificate(s)	Total Number of Company Shares Tendered(1, 2)

Total Company Shares

(1)  If shares are held in book-entry form you must indicate the number of Company Shares you are tendering.

(2)  Unless otherwise indicated, all Company Shares represented by Share Certificates or book-entry position will be deemed to have been tendered. See Instruction 4.

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary (as defined below). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guaranteed, if required, and complete the Internal Revenue Service (“IRS”) Form W-9 included in this Letter of Transmittal (for payees that are United States persons (including resident aliens)), or an applicable IRS Form W-8 (for payees that are not United States persons). The instructions set forth in this Letter of Transmittal (the “Instructions”) should be read carefully before this Letter of Transmittal is completed. Please consult the instructions to the enclosed IRS Form W-9 for further clarification with respect to the definition of “United States person.”

The Offer (as defined below) is not being made to (nor will tender of Company Shares (as defined below) be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

This Letter of Transmittal is to be used by stockholders of RPX Corporation (the “Company”) if certificates for Company Shares (“Share Certificates”) are to be forwarded herewith or if Company Shares are held in book-entry form on the records of the Depositary (pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below)).

Company stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase), must tender their Company Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the Offer. See Instruction 2. Delivery of documents to the Depositary Trust Company (“DTC”) does not constitute delivery to the Depositary.

If any Share Certificate(s) you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, then you should contact Computershare Trust Company, N.A., as Transfer Agent (the “Transfer Agent”), at (800) 546-5141, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificate(s) may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL MAY BE MADE TO OR OBTAINED FROM THE INFORMATION AGENT AT THE ADDRESS OR TELEPHONE NUMBERS SET FORTH AT THE END OF THIS DOCUMENT.

Ladies and Gentlemen:

The undersigned hereby tenders to Riptide Purchaser, Inc., a Delaware corporation (“Purchaser”), and a wholly owned subsidiary of Riptide Parent, LLC, a Delaware limited liability company (“Parent”), the above described shares of common stock, par value $0.0001 per share (“Company Shares”), of the Company, pursuant to Purchaser’s offer to purchase all of the outstanding Company Shares, at a purchase price per Company Share of $10.50 net to the holder thereof in cash, subject to reduction for any applicable withholding taxes in respect thereof, without interest (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 21, 2018 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (this “Letter of Transmittal” and, together with the Offer to Purchase, as each may be amended or supplemented from time to time, the “Offer”).

Upon the terms and subject to the conditions of the Offer and subject to, and effective upon, acceptance for payment of the Company Shares validly tendered herewith and not validly withdrawn prior to the Expiration Time in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Company Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Company Shares or other securities issued or issuable in respect thereof on or after May 21, 2018 (collectively, “Distributions”)) and irrevocably constitutes and appoints the Company the true and lawful agent and attorney-in-fact of the undersigned with respect to such Company Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Company Shares tendered by this Letter of Transmittal), to (i) deliver Share Certificates for such Company Shares (and any and all Distributions) or transfer ownership of such Company Shares (and any and all Distributions) on the account books maintained by the DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Company Shares (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Company Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints David Chung, Steven Leistner and Jeremiah Jewkes, and any other designees of Purchaser, and each of them, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all Company Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Company Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Company Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Company Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will be deemed ineffective). Purchaser reserves the right to require that, in order for Company Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Company Shares, Purchaser or its designees must be able to exercise full voting, consent and other rights with respect to such Company Shares (and any and all Distributions), including voting at any meeting of the Company’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all Company Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Company Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Company Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Company Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by Computershare Trust Company, N.A (the “Depositary”) or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of any and all Company Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser all Distributions in respect of any and all Company Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may deduct from the purchase price of Company Shares tendered hereby the amount or value of such Distribution as determined by Purchaser in its reasonable discretion.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned hereby acknowledges that delivery of any Share Certificate shall be effected, and risk of loss and title to such Share Certificate shall pass, only upon the proper delivery of such Share Certificate to the Depositary.

The undersigned understands that the valid tender of Company Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Company Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of or the conditions of any such extension or amendment).

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the purchase price of Company Shares accepted for payment is to be issued in the name of someone other than the undersigned. Issue to:
Name:
(Please Print)

Address:

(Also Complete IRS Form W-9 Included Herein or an Applicable IRS Form W-8)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check for the purchase price of Company Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Company Shares Tendered”.

Mail To:

Name
(Please Print)

Address:

(Also Complete IRS Form W-9 Included Herein or an Applicable IRS Form W-8)

IMPORTANT

STOCKHOLDER: SIGN HERE

(Please complete and return the IRS Form W-9 included in this Letter of Transmittal or an applicable IRS Form W-8)

Signature(s) of Holder(s) of Company Shares (HOLDERS MUST SIGN ON THE LINE ABOVE)

Dated:                                       , 2018

Name(s):

(Please Print)

Capacity (full title) (See Instruction 5):

Address:
(Include Zip Code)

Area Code and Telephone No.

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Guarantee of Signature(s)

(If Required—See Instructions 1 and 5)

APPLY MEDALLION GUARANTEE STAMP BELOW

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.    Guarantee of Signatures.    No medallion signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Company Shares tendered herewith, unless such registered holder(s) has completed the box entitled “Special Payment Instructions” on the Letter of Transmittal. See Instruction 5.

2.    Requirements of Tender.    This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or Company Shares are held in book-entry form on the records of the Depositary. Share Certificates evidencing tendered Company Shares, as well as this Letter of Transmittal, properly completed and duly executed, with any required medallion signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Time. Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Time, may tender their Company Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in “Procedures for Accepting the Offer and Tendering Company Shares” in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Offer to Purchase); (ii) a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Time; and (iii) the Share Certificates (or a book-entry confirmation) evidencing all tendered Company Shares, in proper form for transfer, in each case together with the Letter of Transmittal, properly completed and duly executed, with any required medallion signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within two (2) NASDAQ trading days (as defined in the Offer to Purchase) after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Company Shares delivered by a Notice of Guaranteed Delivery will not be counted by Purchaser toward the satisfaction of the Minimum Tender Condition and therefore it is preferable for Company Shares to be tendered by the other methods described herein.

The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through DTC, is at the election and the risk of the tendering stockholder and the delivery of all such documents will be deemed made (and the risk of loss and title to Share Certificates will pass) only when actually received by the Depositary (including, in the case of book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery prior to the expiration of the Offer.

Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional Company Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of Company Shares.

3.    Inadequate Space.    If the space provided herein is inadequate, Share Certificate numbers, the number of Company Shares represented by the Share Certificates and/or the number of Company Shares tendered should be listed on a signed separate schedule attached hereto.

4.    Partial Tenders.     If fewer than all of the Company Shares evidenced by any Share Certificate or book-entry position are to be tendered, fill in the number of Company Shares that are to be tendered in the box entitled “Number of Company Shares Tendered.” In this case, new Share Certificates or a new book-entry position for the Company Shares that were evidenced by your old Share Certificates or book-entry position, but were not tendered by you, will be sent to you or established for you, as applicable, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Time. All Company Shares represented by Share Certificates or book-entry position delivered to the Depositary will be deemed to have been tendered unless indicated.

5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of Company Shares tendered hereby, then the signature(s) must correspond with the name(s) as written on the face of such Share Certificates for such Company Shares without alteration, enlargement or any change whatsoever.

(b) Holders. If any Company Shares tendered hereby are held of record by two or more persons, then all such persons must sign this Letter of Transmittal.

(c) Different Names on Share Certificates. If any Company Shares tendered hereby are registered in different names on different Share Certificates, then it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Company Shares tendered hereby, then no endorsements of Share Certificates for such Company Shares or separate stock powers are required unless payment of the purchase price is to be made, or Company Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of Company Shares tendered hereby, then such Share Certificates for such Company Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificates for such Company Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, then such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Company Shares to it or its successor pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income tax or backup withholding taxes). If, however, payment of the Offer Price is to be made to, or if Share Certificate(s) for Company Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes or other taxes required by reason of the payment to a person other than the registered holder(s) of such Share Certificate (in each case whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the Offer Price of such Company Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Share Certificate(s) evidencing the Company Shares tendered hereby.

7.    Special Payment.    If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal the appropriate boxes on this Letter of Transmittal must be completed.

8.    IRS Form W-9 or applicable IRS Form W-8.    To avoid backup withholding, a tendering stockholder that is a United States person (as defined for United States federal income tax purposes) is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) (i.e., a social security number or employee identification number) on IRS Form W-9, which is included herein following “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is a United States person (as defined for United States federal income tax purposes) and is not subject to backup withholding of federal income tax. If the tendering stockholder has been notified by the IRS that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification section of the IRS Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the IRS Form W-9 may subject the tendering stockholder to backup withholding of federal income tax (currently, at a 24% rate) on the payment of the purchase price of all Company Shares purchased from such stockholder, and the IRS may impose a penalty on such stockholder.

Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) generally are not subject to backup withholding, provided they properly establish their exemption from backup withholding. Foreign stockholders should submit a properly completed applicable IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8), a copy of which may be obtained from the Depositary or from the IRS website at www.irs.gov, in order to establish they are not a United States person (as defined for United States federal income tax purposes) and thereby avoid backup withholding. Foreign stockholders should consult a tax advisor to determine which IRS Form W-8 applies to them.

See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for more instructions.

9.    Irregularities.    All questions as to the validity, form, eligibility (including, without limitation, time of receipt) and acceptance for payment of any tender of Company Shares will be determined by Purchaser in its reasonable discretion. Purchaser reserves the absolute right to reject any and all tenders it determines are not in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Company Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Company Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of Purchaser with respect to those Company Shares. None of Purchaser, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

10.    Requests for Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.

11.    Lost, Destroyed or Stolen Certificates.    If any Share Certificate representing Company Shares has been lost, destroyed or stolen, then the stockholder should promptly notify the Company’s Transfer Agent at (800) 526-5141. The stockholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

This Letter of Transmittal, properly completed and duly executed, together with Share Certificates representing Company Shares being tendered (if applicable) and all other required documents, must be received before one (1) minute after 11:59 p.m., New York City time, on June 18, 2018, unless the Offer is extended or earlier terminated, or the tendering stockholder must (prior to such time) comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

A stockholder who is a United States person (as defined for United States federal income tax purposes) surrendering Company Shares must provide the Depositary (as payor) with the stockholder’s correct TIN on IRS Form W-9, a copy of which is included in this Letter of Transmittal. If such stockholder is an individual, the stockholder’s TIN is such stockholder’s Social Security number. If the correct TIN or an otherwise adequate basis for exemption is not provided, the stockholder may be subject to a penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.

If a stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. Writing “Applied For” means that a stockholder has applied for a TIN or that such stockholder intends to apply for one soon. Notwithstanding that the stockholder has written “Applied For” in Part I, the Depositary may withhold the applicable statutory rate (currently 24%) on all payments made prior to the time a properly certified TIN is provided to the Depositary.

Certain stockholders (including, among others, corporations and certain foreign individuals and entities) generally are not subject to backup withholding, provided they properly establish their exemption from backup withholding. To avoid erroneous backup withholding, exempt stockholders that are United States persons (as defined for United States federal income tax purposes) should establish their exemption by completing IRS Form W-9, furnishing their TIN and the appropriate information in the “Exemptions” box on the IRS Form W-9 and signing, dating and returning the IRS Form W-9 to the Depositary. See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional instructions.

In order for a foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8), signed under penalties of perjury, to establish they are not a United States person (as defined for United States federal income tax purposes). An applicable IRS Form W-8 can be obtained from the Depositary or from the IRS website at the following address: www.irs.gov. Foreign stockholders should consult a tax advisor to determine which IRS Form W-8 applies to them.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion (currently, 24%) of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS if required information is timely furnished to the IRS.

NOTE:	FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL (OR AN APPLICABLE IRS FORM W-8) MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE INSTRUCTIONS ENCLOSED WITH THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL (OR THE INSTRUCTIONS TO THE APPLICABLE IRS FORM W-8) FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE TIN ON THE IRS FORM W-9. FOR FURTHER INFORMATION, PLEASE CONTACT YOUR TAX ADVISOR OR THE IRS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature	Date

The Depositary for the Offer is:

By Mail:	By Overnight Courier:

Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET

FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions or requests for assistance may be directed to the Information Agent at the telephone numbers and address set forth below. Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at the address and telephone numbers set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call toll free: (888) 750-5834

Banks and Brokers may call collect: (212) 750-5833